UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 6, 2004


                            ATSI COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                  (State or Other Jurisdiction of Incorporation

             1-15687                                     74-2849995
     (Commission File Number)               (I.R.S. Employer Identification No.)

            8600 WURZBACH, SUITE 700W
                 SAN ANTONIO, TEXAS                        78240
     (Address of Principal Executive Offices)            (Zip Code)


                                 (210) 614-7240
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

On May 13, 2004, ATSI Communications, Inc. announced the results from its 2004 Annual Stockholders meeting which was held in San Antonio on Thursday, May 6, 2004 and the election of Michael G. Santry to fill a vacancy on the Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following document is filed as an exhibit to this report.

99.1  ATSI Communications, Inc., Press release dated May 13, 2004.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         ATSI Communications, Inc.
                                         Dated: May 13, 2004

                                         By:  /s/ Antonio Estrada
                                              ----------------------------
                                                  Antonio Estrada
                                                  Corporate Controller


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